Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Anthony L. Craig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SAFEGUARD SCIENTIFICS, INC.

Date: November 9, 2004	Anthony L. Craig

Anthony L. Craig
Chief Executive Officer

In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Christopher J. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SAFEGUARD SCIENTIFICS, INC.

Date: November 9, 2004	Christopher J. Davis

Christopher J. Davis
Executive Vice President and Chief Administrative
and Financial Officer

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